EXHIBIT 10.2

                 WEST GHARIB BLOCK OPERATING/TECHNICAL COMMITTEE
                          MEETING MARCH 1999 RESOLUTION




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                                     DUBLIN
                     INTERNATIONAL PETROLEUM (EGYPT) LIMITED
        Suite 802 - 1015-4th Street S.W. Calgary, Alberta, Canada, TR 1J4
              Telephone: (403) 234-8199 - Facsimile: (403) 234-8140



March 24, 1999



GHP Exploration (West Gharib) Ltd.                        Drucker Petroleum Ltd.
Suite 900                                                              Suite 830
1900 West Loop South                                      789 West Pender Street
Houston, Texas                                                   Vancouver, B.C.
77027                                                                    V6H 1H2


Gentlemen:

            Re: Operating/Technical Committee Meeting-March 17, 1999
                                West Gharib Block

Enclosed are the minutes of the captioned meeting with four resolutions capturing the agreements reached among the partners.

I would appreciate it if you would sign the attached copies of the resolutions and return them to me as soon as possible. Your acceptance by fax (403-234-8140) followed by originally signed copies by mail would expedite the process of submitting the Work Program and Budget to EGPC for their approval.

If you have any concerns with respect to the enclosed material please call me immediately at 403-234-8199.

Your truly,

DUBLIN INTERNATIONAL PETROLEUM (EGYPT) LIMITED

/s/ E. L. Molnar
Edward L. Molnar
President



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                                   APPENDIX A


Resolution No. 1

It is acknowledged by all parties that exploration activities must be conducted as cost effectively as possible with particular regard to the risk/reward aspects of each and every expenditure.

It was agreed that the earning provisions of the Farmout Agreements between Dublin International Petroleum (Egypt) Limited ("Dublin") (Farmor) and GHP Exploration (Egypt) Ltd. (Farmee) ("GHP") and Drucker Petroleum Inc. ("Drucker") (Farmee)did not necessarily represent the most efficient use of funds by requiring a deep test, regardless of technical merit.

It was therefore unanimously agreed that the Farmout Agreement between Dublin and Drucker dated April 27, 1998 be amended as follows:

o "Clause 1:01 - "Contract Depth" means a depth sufficient to adequately evaluate the full potential of the Rudels Sand but to a depth of no less than 200 feet below the top of the uppermost sand in the Rudeis Formation."

o "Clause 2.03 - Drucker shall bear and pay forty percent (40%) of the costs and expenses associated with the drilling of one or more exploratory wells to Contract Depth including casing to total depth and subsequent testing or abandonment of the said well(s) in the Initial Exploration Period. When total cumulative costs incurred in drilling and completing or abandoning the said well(s) equal to one million two hundred and fifty United States Dollars (US $1,250,000), or a maximum cost to Drucker of five hundred thousand United States Dollars (US $500,000); Drucker thereafter shall pay twenty percent (20%) of all costs and expenses with any further activity related to the well(s).

APPROVED AND ACCEPTED

Dublin International Petroleum (Egypt) Limited

/s/ E.L. Molnar
- ---------------------------
Edward L. Molnar, President

Drucker Petroleum Inc.

(Signed)
- ---------------------------
Ernest Cheung, President



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              EXCLUDED DEVELOPMENT LEASE ARE DELINEATED BY POINTS:


POINT NO.           LAT. NORTH                    LONG. EAST
- ---------           ----------                    ----------
   1              28o 27' 00.000"               32o 54' 45.000"
   2              28o 23' 30.000"               32o 54' 45.000"
   3              28o 23' 30.000"               32o 53' 30.000"
   4              28o 23' 00.000"               32o 53' 30.000"
   5              28o 23' 00.000"               32o 56' 30.000"
   6              28o 20' 30.000"               32o 56' 30.000"
   7              28o 20' 30.000"               32o 53' 30.000"
   8              28o 21' 00.000"               32o 53' 30.000"
   9              28o 21' 00.000"               32o 50' 30.000"
  10              28o 27' 00.000"               32o 50' 30.000"